UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  June 3, 2025

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 3, 2025 Ares Capital Corporation (the “Company”) and U.S. Bank Trust Company, National Association (the “Trustee”), entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated May 13, 2024, between the Company and the Trustee (the “Base Indenture” and, together with the Third Supplemental Indenture, the “Indenture”). The Third Supplemental Indenture relates to the Company’s issuance, offer and sale of $750,000,000 aggregate principal amount of its 5.500% notes due 2030 (the “Notes”).

The Notes will mature on September 1, 2030 and may be redeemed in whole or in part at the Company’s option at any time at the redemption price set forth in the Third Supplemental Indenture. The Notes bear interest at a rate of 5.500% per year payable semiannually on March 1 and September 1 of each year, commencing on September 1, 2025. The Notes are direct unsecured obligations of the Company.

The Company expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities. The Company may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, or any successor provisions, as such obligation may be amended or superseded but giving effect to any exemptive relief granted to the Company by the Securities and Exchange Commission (the “SEC”), and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, upon the occurrence of a change of control repurchase event (which involves the occurrence of both a change of control and a below investment grade rating of the Notes by each of Fitch, Inc., Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Services), the Company will be required to make an offer to purchase the Notes at a price equal to 100% of the principal amount plus accrued and unpaid interest to the date of purchase.

The Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333-279023) filed with the SEC on May 1, 2024, the preliminary prospectus supplement filed with the SEC on May 27, 2025 and the pricing term sheet filed with the SEC on May 27, 2025. The transaction closed on June 3, 2025.

The Trustee also serves as the Company’s custodian under the terms of a custody agreement, pursuant to which it receives customary fees and expenses as custodian.

The foregoing descriptions of the Base Indenture, Third Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, Third Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On May 27, 2025 the Company, Ares Capital Management LLC, Ares Operations LLC and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule A thereto, entered into a Purchase Agreement (the “Purchase Agreement”) with respect to the issuance and sale of the Notes.

In connection with the issuance of the Notes, the Company entered into an interest rate swap with Wells Fargo Bank, N.A. to swap from a fixed rate of interest to a floating rate of interest. The notional amount of the interest rate swap is $750,000,000, pursuant to which the Company will receive fixed rate interest at 5.500% and pay floating rate interest based on one-month SOFR + 1.7705%. The interest rate swap matures on September 1, 2030.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Purchase Agreement, dated as of May 27, 2025, among Ares Capital Corporation, Ares Capital Management LLC, Ares Operations LLC and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule A thereto

4.1	Indenture, dated as of May 13, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2024, filed on July 30, 2024)

4.2	Third Supplemental Indenture, dated as of June 3, 2025, relating to the 5.500% Notes due 2030, between the Company and U.S. Bank Trust Company, National Association, as trustee

4.3	Form of 5.500% Notes due 2030 (contained in the Third Supplemental Indenture filed as Exhibit 4.2 hereto)

5.1	Opinion of Venable LLP

5.2	Opinion of Kirkland & Ellis LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Kirkland & Ellis LLP (contained in the opinion filed as Exhibit 5.2 hereto)

104	Cover Page Interactive Data File (embedded within Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: June 3, 2025
	By:	/s/ Scott C. Lem
	Name:	Scott C. Lem
	Title:	Chief Financial Officer and Treasurer